STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
General and administrative expenses
General and administration (Notes 9 and 10)	$ 182,241	$ 159,202	$ 182,578
Operating loss	(182,241)	(159,202)	(182,578)
Interest income (Note 6)	0	0	38
Interest expense (Note 9)	(62,196)	(32,593)	(10,642)
Net loss for the year	(244,437)	(191,795)	(193,182)
Changes in fair value of investment (Note 7)	6,106,163	0	0
Comprehensive income (loss) for the year	$ 5,861,726	$ (191,795)	$ (193,182)
Loss per common share
- Basic and diluted	$ (0.00)	$ (0.00)	$ (0.00)
Weighted average number of shares outstanding, basic and diluted	861,082,371	861,082,371	861,082,371